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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)      September 20, 2000


                             AIMCO PROPERTIES, L.P.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                      0-24497                  84-1275621
---------------------------          -------------          -------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
    of incorporation or               File Number)          Identification No.)
      organization)


           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                      SUITE 2-1000, DENVER, CO 80222-4348
  -----------------------------------------------------------------------------
            (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code      (303) 757-8101


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)



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         The undersigned registrant hereby amends the following items of its
Current Report on Form 8-K, dated September 20, 2000, as set forth below:

ITEM 5.  OTHER EVENTS.

               Apartment Investment and Management Company ("AIMCO"), AIMCO Properties, L.P., (the "AIMCO operating partnership"), and AIMCO/OTEF, LLC, a subsidiary of the AIMCO operating partnership, have entered into a merger agreement with Oxford Tax Exempt Fund II Limited Partnership ("OTEF"). Pursuant to the merger agreement, AIMCO/OTEF, LLC will merge into OTEF and OTEF will be the surviving entity (the "OTEF Merger"). For purposes of the OTEF Merger, each beneficial assignment interest (a "BAC") in OTEF is valued at $28.20, or a total of approximately $206 million.

               Each BAC, except any BAC held by AIMCO or by OTEF II Associates Limited Partnership, the associate general partner of OTEF, will be converted into the right to receive (i) 0.547 shares of AIMCO Class P preferred stock valued at $25 per share, or $13.675 of Class P preferred stock per BAC, and (ii) a number of shares of AIMCO Class A common stock equal in value to $14.525, which is the difference between $28.20 and the value of the Class P preferred stock to be received. The value per share of Class A common stock will be the average of the high and low reported sale prices on the New York Stock Exchange for the Class A common stock for the 20 trading days beginning on the third full trading day following the first public announcement of the merger, which announcement occurred on November 30, 2000. However, in no case will a share of Class A common stock be valued in excess of $50 per share or less than $44 per share. OTEF will declare a special distribution prior to the merger of $50 million, or $6.21 per BAC.

               BACs are traded on the American Stock Exchange (AMEX: OTF) and the Class A common stock is traded on the New York Stock Exchange (NYSE: AIV). AIMCO intends to apply to the New York Stock Exchange to list the Class P preferred stock.

               The Class P preferred stock will have a $25 stated liquidation preference and a dividend rate of 9% per annum, payable quarterly, and will be convertible into Class A common stock at a conversion price of $56 per share. AIMCO may redeem the Class P preferred stock at any time the Class A common stock closing price equals or exceeds $56 per share.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

         Combined financial statements of Oxford Holding Corporation and Subsidiaries, Oxford Realty Financial Group, Inc. and Subsidiaries, ZIMCO Entities and Oxford Equities Corporation III for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Exhibit 99.1 to this Report is incorporated herein by this reference).

         Combined financial statements of ORFG Operations, L.L.C. and Subsidiary for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Exhibit
99.2 to this Report is incorporated herein by this reference).

         Combined financial statements of OXPARC L.L.C.s for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Exhibit 99.3 to this Report is incorporated herein by this reference).



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         Combined financial statements of Oxford Realty Financial Group
Properties (Oxford Properties) for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Exhibit 99.4 to this Report is incorporated herein by this reference).

         Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999, together with the Report of Independent Auditors. (Exhibit 99.5 to this Report is incorporated herein by this reference).

         Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the nine months ended September 30, 2000 (unaudited) (Exhibit 99.6 to this Report is incorporated herein by this reference).

         (b)      Pro Forma Financial Information.

         The required pro forma financial information is included as Exhibit
99.7 to this Report and incorporated herein by this reference.

         (c)      Exhibits

         The following exhibits are filed with this report:

         Number     Description
         ------     ---------------

          2.1 Agreement and Plan of Merger, dated as of November 29, 2000, by and among Apartment Investment and Management Company, AIMCO Properties, L.P., AIMCO/OTEF, LLC and Oxford Tax Exempt Fund II Limited Partnership. (Incorporated by reference to Annex A to the Preliminary Prospectus/Information Statement included in the Form S-4 Registration Statement (file No. 333-51154) of Apartment Investment and Management Company filed on December 1,
                    2000).

          23.1      Consent of Reznick Fedder & Silverman.

          23.2      Consent of PricewaterhouseCoopers LLP.

          99.1 Combined financial statements of Oxford Holding Corporation and Subsidiaries, Oxford Realty Financial Group, Inc. and Subsidiaries, ZIMCO Entities and Oxford Equities Corporation III for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit 99.1 to Amendment No. 1 to the Current Report of Apartment Investment and Management Company, dated December 4, 2000).

          99.2 Combined financial statements of ORFG Operations, L.L.C. and Subsidiary for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit 99.2 to Amendment No. 1 to the Current Report of Apartment Investment and Management Company, dated December 4, 2000).

          99.3 Combined financial statements of OXPARC L.L.C.s for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report


                                   Page 3 of 7

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                    of Independent Auditors. (Incorporated by reference to
                    Exhibit 99.3 to Amendment No. 1 to the Current Report of Apartment Investment and Management Company, dated December 4, 2000).

          99.4 Combined financial statements of Oxford Realty Financial Group Properties (Oxford Properties) for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit
                    99.4 to Amendment No. 1 to the Current Report of Apartment Investment and Management Company, dated December 4, 2000).

          99.5 Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999, together with the Report of Independent Auditors. (Incorporated by reference from Item 8 of Part II of the Annual Report on Form 10-K of Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999).

          99.6 Financial Statements of Oxford Tax Exempt Fund II Limited Partnership for the nine months ended September 30, 2000 (unaudited). (Incorporated by reference from Item I of Part I of the Quarterly Report on Form 10-Q of Oxford Tax Exempt Fund II Limited Partnership for the quarter ended September 30, 2000).

          99.7      Pro Forma Financial Information of AIMCO Properties, L.P.



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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 4, 2000
                                        AIMCO PROPERTIES, L.P.

                                        By: AIMCO-GP, Inc.
                                        its General Partner

                                        By: /s/ Paul J. McAuliffe
                                           ------------------------------------
                                           Paul J. McAuliffe
                                           Executive Vice President and
                                           Chief Financial Officer

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                                  EXHIBIT INDEX



 EXHIBIT
 NUMBER           DESCRIPTION
 -------          -----------
   2.1            Agreement and Plan of Merger, dated as of November
                  29, 2000, by and among Apartment Investment and
                  Management Company, AIMCO Properties, L.P.,
                  AIMCO/OTEF, LLC and Oxford Tax Exempt Fund II
                  Limited Partnership. (Incorporated by reference to
                  Annex A to the Preliminary Prospectus/Information
                  Statement included in the Form S-4 Registration
                  Statement (file No. 333-51154) of Apartment Investment
                  and Management Company filed on December 1, 2000).

   23.1           Consent of Reznick Fedder & Silverman.

   23.2           Consent of PricewaterhouseCoopers LLP.

   99.1           Combined financial statements of Oxford Holding
                  Corporation and Subsidiaries, Oxford Realty
                  Financial Group, Inc. and Subsidiaries, ZIMCO
                  Entities and Oxford Equities Corporation III for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors.
                  (Incorporated by reference to Exhibit 99.1 to Amendment No. 1 to the Current Report of Apartment
                  Investment and Management Company, dated December
                  4, 2000).

   99.2           Combined financial statements of ORFG Operations,
                  L.L.C. and Subsidiary for the year ended December
                  31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors. (Incorporated by reference to Exhibit 99.2 to Amendment No. 1 to the Current Report of Apartment Investment and
                  Management Company, dated December 4, 2000).

   99.3 Combined financial statements of OXPARC L.L.C. for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors.
                  (Incorporated by reference to Exhibit 99.3 to Amendment No. 1 to the Current Report of Apartment
                  Investment and Management Company, dated December
                  4, 2000).

   99.4           Combined financial statements of Oxford Realty
                  Financial Group Properties (Oxford Properties) for the year ended December 31, 1999 and the eight months ended August 31, 2000 and 1999 (unaudited), together with the Report of Independent Auditors.
                  (Incorporated by reference to Exhibit 99.4 to Amendment No. 1 to the Current Report of Apartment
                  Investment and Management Company, dated December
                  4, 2000).

   99.5           Financial Statements of Oxford Tax Exempt Fund II
                  Limited Partnership for the year ended December
                  31, 1999, together with the Report of Independent
                  Auditors. (Incorporated by reference from Item 8 of Part II of the Annual Report on Form 10-K of
                  Oxford Tax Exempt Fund II Limited Partnership for the year ended December 31, 1999).


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
   99.6           Financial Statements of Oxford Tax Exempt Fund II
                  Limited Partnership for the nine months ended
                  September 30, 2000 (unaudited). (Incorporated by reference from Item I of Part I of the Quarterly
                  Report on Form 10-Q of Oxford Tax Exempt Fund II
                  Limited Partnership for the quarter ended
                  September 30, 2000).

   99.7           Pro Forma Financial Information of AIMCO Properties, L.P.



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